EX-99.B(h)(4)

WELLS FARGO FUNDS TRUST

SHAREHOLDER SERVICING PLAN

APPENDIX A

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
1.	Aggressive Allocation Fund[1] (currently named the Strategic Growth Allocation Fund) Administrator Class	0.25

2.	Asia Pacific Fund* Investor Class	0.25

3.	Asset Allocation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

4.	Balanced Fund* Investor Class	0.25

5.	California Limited Term Tax-Free Fund[2] Class A Class C Administrator Class	0.25 0.25 0.25

6.	California Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

7.	California Tax-Free Money Market Fund Class A Service Class	0.25 0.25

8.	Capital Growth Fund* Administrator Class Investor Class	0.25 0.25

9.	Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[1]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Growth Allocation Fund will be renamed the Aggressive Allocation Fund.
[2]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the California Limited Term Tax-Free Fund will be renamed the California Limited-Term Tax-Free Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
10.	Colorado Tax-Free Fund Class A Class B Administrator Class	0.25 0.25 0.25

11.	Common Stock Fund* Class A Class B Class C Class Z	0.25 0.25 0.25 0.25

12.	Conservative Allocation[3] (currently named the Strategic Income Fund) Administrator Class	0.25

13.	Corporate Bond Fund* Advisor Class Investor Class	0.25 0.25

14.	C&B Large Cap Value Fund Class A Class B Class C Class D Administrator Class[4]	0.25 0.25 0.25 0.25 0.25

15.	C&B Mid Cap Value Fund Class A Class B Class C Class D Administrator Class[4]	0.25 0.25 0.25 0.25 0.25

16.	C&B Tax-Managed Value Fund Class A Class B Class C Class D Administrator Class	0.25 0.25 0.25 0.25 0.25

17.	Discovery Fund* Administrator Class Investor Class	0.25 0.25

18.	Diversified Bond Fund Administrator Class	0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[3]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Strategic Income Fund will be renamed the Conservative Allocation Fund.
[4]	Prior to April 11, 2005, a 0.10% shareholder servicing fee is imposed on this share class.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
19.	Diversified Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

20.	Diversified Small Cap Fund Administrator Class	0.25

21.	Dividend Income Fund* Administrator Class Investor Class	0.25 0.25

22.	Endeavor Large Cap Fund* Class A Class B Class C	0.25 0.25 0.25

23.	Endeavor Select Fund* Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

24.	Enterprise Fund* Administrator Class Advisor Class Investor Class	0.25 0.25 0.25

25.	Equity Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

26.	Equity Index Fund Class A Class B	0.25 0.25

27.	Equity Value Fund[5] (currently named the Large Cap Value Fund) Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

28.	Government Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[5]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Large Cap Value Fund will be renamed the Equity Value Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
29.	Government Securities Fund* Class C Administrator Class Advisor Class Investor Class	0.25 0.25 0.25 0.25

30.	Growth Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

31.	Growth Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

32.	Growth Fund[6] Class A Class B	0.25 0.25

33.	Growth Fund* Class C Administrator Class Advisor Class Investor Class	0.25 0.25 0.25 0.25

34.	Growth and Income Fund* Administrator Class Advisor Class Investor Class	0.25 0.25 0.25

35.	Heritage Money Market Fund* Administrator Class	0.10

36.	High Income Fund* Advisor Class Investor Class	0.25 0.25

37.	High Yield Bond Fund Class A Class B Class C	0.25 0.25 0.25

38.	Income Fund[7] Class A Class B	0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[6]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Growth Fund will merge into the Large Company Growth Fund.
[7]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Income Fund will merge into the Montgomery Total Return Bond Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
39.	Income Plus Fund Class A Class B Class C	0.25 0.25 0.25

40.	Index Allocation Fund[8] Class A Class B Class C	0.25 0.25 0.25

41.	Index Fund Administrator Class Investor Class*	0.25 0.25

42.	Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

43.	Intermediate Government Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

44.	Intermediate Tax-Free Fund* Investor Class	0.25

45.	International Core Fund* Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

46.	International Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[8]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Index Allocation Fund will merge into the Asset Allocation Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
47.	International Value Fund[9] (currently named the Overseas Fund) Class A Class B* Class C* Administrator Class*	0.25 0.25 0.25 0.25

48.	Large Cap Appreciation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

49.	Large Cap Growth Fund* Investor Class	0.25

50.	Large Company Growth Fund Class A Class B Class C Class Z* Administrator Class	0.25 0.25 0.25 0.25 0.25

51.	Large Company Core Fund* Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25

52.	Life Stage - Aggressive Portfolio	0.25

53.	Life Stage - Conservative Portfolio	0.25

54.	Life Stage - Moderate Portfolio	0.25

55.	Limited-Term Government Income Fund[10] Class A Class B	0.25 0.25

56.	Liquidity Reserve Money Market Fund Investor Class[11]	0.25

57.	Mid Cap Disciplined Fund* Administrator Class Investor Class	0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[9]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Overseas Fund will be renamed the International Value Fund.
[10]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Limited Term Government Income Fund will merge into the Montgomery Short Duration Government Bond Fund.
[11]	On November 2, 2004, the Board of Trustees approved the removal of the Investor Class designation from the Liquidity Reserve Money Market Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
58.	Minnesota Money Market Fund Class A	0.25

59.	Minnesota Tax-Free Fund Class A Class B Class C* Class Z* Administrator Class	0.25 0.25 0.25 0.25 0.25

60.	Moderate Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

61.	Money Market Fund Class A Class B Investor Class*	0.25 0.25 0.25

62.	Montgomery Emerging Markets Focus Fund[12] Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

63.	Montgomery Mid Cap Growth Fund[13] Class A Class B Class C Class Z*	0.25 0.25 0.25 0.25

64.	Montgomery Short Duration Government Bond Fund[14] Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[12]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Emerging Markets Focus Fund will be renamed the Emerging Markets Focus Fund.
[13]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Institutional Emerging Markets Fund will be renamed the Institutional Emerging Markets Fund.
[14]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Short Duration Government Bond Fund will be renamed the Short Duration Government Bond Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
65.	Montgomery Small Cap Fund[15] Class A Class B Class C Class Z* Administrator Class	0.25 0.25 0.25 0.25 0.25

66.	Montgomery Total Return Bond Fund[16] Class A Class B Class C Class Z* Administrator Class[17]	0.25 0.25 0.25 0.25 0.25

67.	Municipal Bond Fund* Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

68.	Municipal Money Market Fund* Investor Class	0.25

69.	National Limited Term Tax-Free Fund[18] Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

70.	National Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

71.	National Tax-Free Money Market Fund Class A Administrator Class* Service Class	0.25 0.10 0.25

72.	Nebraska Tax-Free Fund Administrator Class	0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[15]	On November 2, 2004 and February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Small Cap Fund will be renamed the Small Cap Growth Fund.
[16]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the Montgomery Total Return Bond Fund will be renamed the Total Return Bond Fund.
[17]	Prior to April 11, 2005, a 0.15% shareholder servicing fee is imposed on this share class.
[18]	On February 8, 2005, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the National Limited Term Tax-Free Fund will be renamed the National Limited-Term Tax-Free Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
73.	Opportunity Fund* Administrator Class Advisor Class Investor Class	0.25 0.25 0.25

74.	Outlook Today Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

75.	Outlook 2010 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

76.	Outlook 2020 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

77.	Outlook 2030 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

78.	Outlook 2040 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

79.	Overland Express Sweep Fund	0.25

80.	Overseas Fund* Investor Class	0.25

81.	Prime Investment Money Market Fund Service Class	0.25

82.	Short-Term Bond Fund* Advisor Class Investor Class	0.25 0.25

83.	Short-Term High Yield Bond Fund* Advisor Class Investor Class	0.25 0.25

84.	Short-Term Municipal Bond Fund* Class C Investor Class	0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
85.	SIFE Specialized Financial Services Fund[19] Class A Class B Class C	0.25 0.25 0.25

86.	Small Cap Growth Fund[20] Class A Class B Class C	0.25 0.25 0.25

87.	Small Cap Disciplined Fund* Administrator Class Investor Class	0.25 0.25

88.	Small Cap Opportunities Fund Administrator Class	0.25

89.	Small Cap Value Fund* Class A Class B Class C Class Z	0.25 0.25 0.25 0.25

90.	Small Company Growth Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

91.	Small Company Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

92.	Small/Mid Cap Value Fund* Administrator Class Investor Class	0.25 0.25

93.	Specialized Health Sciences Fund Class A Class B Class C	0.25 0.25 0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.
[19]	On November 2, 2004, the Board of Trustees approved certain Fund name changes. Effective April 11, 2005, the SIFE Specialized Financial Services Fund will be renamed the Specialized Financial Services Fund.
[20]	On August 10, 2004, the Board of Trustees approved certain Fund mergers that are expected to close on April 8, 2005. Upon the closing, the Small Cap Growth Fund will merge into the Montgomery Small Cap Fund.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
94.	Specialized Technology Fund Class A Class B Class C Class Z*	0.25 0.25 0.25 0.25

95.	Stable Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

96.	Strategic Income Fund* Class A Class B Class C	0.25 0.25 0.25

97.	Treasury Plus Money Market Fund Class A Service Class	0.25 0.25

98.	Ultra-Short Duration Bond Fund* Class A Class B Class C Class Z	0.25 0.25 0.25 0.25

99.	Ultra Short-Term Income Fund* Administrator Class Advisor Class Investor Class	0.25 0.25 0.25

100.	Ultra Short-Term Municipal Income Fund* Advisor Class Investor Class	0.25 0.25

101.	U.S. Value Fund* Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25

102.	WealthBuilder Conservative Allocation Portfolio	0.25

103.	WealthBuilder Equity Portfolio	0.25

104.	WealthBuilder Growth Allocation Portfolio	0.25

105.	WealthBuilder Growth Balanced Portfolio	0.25

106.	WealthBuilder Moderate Balanced Portfolio	0.25

107.	WealthBuilder Tactical Equity Portfolio	0.25

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.

Funds Trust Funds and Share Classes**		Maximum Shareholder Servicing Fee
108.	Wisconsin Tax-Free Fund* Class C Investor Class	0.25 0.25

109.	100% Treasury Money Market Fund Class A Service Class	0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most Recent annual agreement approval by the Board of Trustees: April 4, 2005

Appendix A amended: February 8, 2005

*	On August 16, 2004, the Board of Trustees approved the reorganization of certain Strong Funds into certain Funds of the Trust. In connection with this reorganization, this Fund/Class is expected to commence operations on April 11, 2005.
**	On August 10, 2004, the Board of Trustees approved certain share class adjustments and name changes for the non-money market Funds of the Trust, effective on April 11, 2005. Prior to April 11, 2005, the Administrator Class is named the Institutional Class and the Institutional Class is named the Select Class. Prior to April 11, 2005, there are no shareholder servicing fees for the Institutional Class and Select Class, except as otherwise noted herein.